UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 20, 2023

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 20, 2023, Hilltop Holdings Inc., or the Company, held its 2023 Annual Meeting of Stockholders, or the 2023 Annual Meeting. At the 2023 Annual Meeting, which was held virtually, stockholders were asked to vote on four proposals: the election of the 17 director nominees named in the proxy statement; a non-binding advisory vote to approve executive compensation; a non-binding advisory vote on the frequency of stockholder non-binding advisory votes to approve executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results at the 2023 Annual Meeting were as follows:

Proposal No. 1:	The stockholders elected the following 17 director nominees to serve on the Company’s Board of Directors until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes
Rhodes R. Bobbitt	51,806,716		1,039,065	3,435,023
Tracy A. Bolt	52,196,702		649,079	3,435,023
J. Taylor Crandall	43,160,973		9,684,808	3,435,023
Hill A. Feinberg	50,487,588		2,358,193	3,435,023
Gerald J. Ford	50,663,960		2,181,821	3,435,023
Jeremy B. Ford	51,925,997		919,784	3,435,023
J. Markham Green	51,914,774		931,007	3,435,023
Charlotte Jones	41,051,240		11,794,541	3,435,023
Lee Lewis	49,647,048		3,198,733	3,435,023
Andrew J. Littlefair	51,950,701		895,080	3,435,023
Tom C. Nichols	52,521,763		324,018	3,435,023
W. Robert Nichols, III	29,102,980		23,742,801	3,435,023
Kenneth D. Russell	47,757,898		5,087,883	3,435,023
A. Haag Sherman	39,066,540		13,779,241	3,435,023
Jonathan S. Sobel	49,839,905		3,005,876	3,435,023
Robert C. Taylor, Jr.	44,157,969		8,687,812	3,435,023
Carl B. Webb	51,038,241		1,807,540	3,435,023

Proposal No. 2:	The stockholders approved, on an advisory basis, the 2022 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
45,576,969	7,209,808	59,004	3,435,023

Proposal No. 3:	The stockholders’ preferred frequency of stockholder non-binding advisory votes to approve executive compensation was annually.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
47,807,966	13,488	4,991,518	32,809	3,435,023

The Company’s Board of Directors recommended annual non-binding advisory voting to approve executive compensation. Taking into account the preferences of the Company’s stockholders, as indicated by the foregoing vote, the Company will hold non-binding advisory votes to approve the compensation of the Company’s named executive officers annually until the next required (non-binding) vote on the frequency of stockholder advisory “say-on-pay” votes.

Proposal No. 4:	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	BrokerNon-Votes
55,336,038	859,449	85,317	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: July 24, 2023	By:	/s/ COREY PRESTIDGE
Name: Corey G. Prestidge
Title: Executive Vice President, General Counsel & Secretary

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